INVESCO INTERNATIONAL FUNDS, INC.
                            INVESCO European Fund
                         INVESCO Pacific Basin Fund
                      INVESCO International Growth Fund
                 Supplement to Prospectus dated March 1, 1997

      The Section of the INVESCO European and INVESCO Pacific Basin Funds' Prospectus entitled "Annual Fund Expenses" and the Section of the INVESCO International Growth Fund Prospectus entitled "Annual Fund Expenses" are amended to (1) delete the first paragraph and, (2) substitute the following paragraph in its place:

     Each/The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares. Effective November 1, 1997 (December 1, 1997 with respect to the INVESCO Pacific Basin Fund), each/the Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. (See "How Shares Can Be Purchased.")

      The Section of the INVESCO European and INVESCO Pacific Basin Funds' Prospectus entitled "How Shares Can Be Purchased" and the Section of the INVESCO Intermediate Growth Fund Prospectus entitled "How Shares Can Be Purchased" are amended to add the following information at the end of the Section:

          Distribution Expenses. Each/The Fund is authorized under a Plan and of Agreement Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into each/the Fund and reinvestments of dividends and capital gains distributions) of each/the Fund after November 1, 1997 (December 1, 1997 with respect to the INVESCO Pacific Basin Fund). Under the Plan, monthly payments may be made by each/the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of each/the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in each/the Fund) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for each/the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to each/the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund(s) and their transactions with the Fund(s).



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          In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing services and distributing prospectuses to prospective investors, and such other and promotional activities for the Fund(s) as may from time to time be agreed upon by IDI and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

          Under the Plan, the Company's payments to IDI on behalf of each/the Fund are limited to an amount computed at an annual rate of 0.25% of each/ the Fund's average net New Assets during the month. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund(s). Payment amounts by each/the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of each/the Fund's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund(s) under the Plan, and will be borne by IDI. In addition, IDI may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund(s). No further payments will be made by the Fund(s) under the Plan in the event of its termination. Payments made by the Fund(s) may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by IFG or distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Funds become part of IDI's revenues and may be used by IDI for only permissible activities for all of the mutual funds advised by IFG subject to review by the Funds' directors. Payments made by each/the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, including profits from investment advisory fees received from the Funds, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

This Supplement supersedes the Supplement dated November 3, 1997.

The date of this Supplement is December 1, 1997.




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                      INVESCO INTERNATIONAL FUNDS, INC.

    Supplement to Statement of Additional Information dated March 1, 1997

The Section of the Company's Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to add the following language after the existing language in the Section:

          The European , Pacific Basin and International Growth Funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1997 (December 1, 1997 with respect to the INVESCO Pacific Basin Fund (the "Pacific Basin Fund")). The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). The Plan was approved by the shareholders of these Funds on October 28, 1997 (November 25, 1997 with respect to the Pacific Basin Fund).

         The Plan provides that the Funds may make monthly payments to INVESCO Distributors, Inc. ("IDI") of amounts computed at an annual rate no greater than 0.25% of each Fund's new sales of shares, exchanges into the Funds and reinvestments of dividends and capital gain distributions added after November 1, 1997 (December 1, 1997 with respect to the Pacific Basin
     Fund), to reimburse the Funds for expenses incurred by them in connection with the distribution of their shares to investors. Payments by a Fund under the Plan, for any month, may only be made to compensate or pay expenditures incurred during the rolling 12-month period in which that month falls. For the fiscal year ended August 31, 1997, the Funds had not made any payments to INVESCO Funds Group, Inc. ("IFG") (the predecessor of IDI as distributor of shares of the Funds) under the Plan. As noted in the Prospectuses, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Funds do not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or


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     other depository  institutions  which enter into such arrangements when selecting investments to be made by each Fund.

          The Plan was not implemented until November 1, 1997 (December 1, 1997 with respect to the Pacific Basin Fund). Therefore, for the fiscal year ended August 31, 1997, no 12b-1 amounts were paid by the Funds.

          The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

          The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Fund, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, neither Fund is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

          To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and


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     for the purposes set forth therein,  notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

          Information regarding the services rendered under the Plan and the amounts paid therefor by the Funds are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.

          The only directors or interested  persons,  as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Funds And Their Management--Officers and Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

          (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

          (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

          (3) The positive effect which increased Fund assets will have on its revenues could allow IFG and its affiliated companies:

              (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

              (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and



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              (c)   To acquire and retain talented employees who desire
                    to be associated with a growing organization; and

          (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

This Supplement supersedes the Supplement dated November 3, 1997.

The date of this Supplement is December 1, 1997.